UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 12, 2016
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 12, 2016, our Annual Meeting of Shareholders was held. The matters voted upon and the results of the vote were as follows:

Proposal One: Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Stephen G. Butler	4,773,320,575	53,370,278	19,178,641	1,186,298,871
Kimberly A. Casiano	4,762,105,746	68,260,066	15,503,178	1,186,298,871
Anthony F. Earley, Jr.	4,781,329,800	47,405,235	17,134,459	1,186,298,871
Mark Fields	4,791,644,283	42,569,386	11,655,172	1,186,298,871
Edsel B. Ford II	4,567,842,270	266,142,834	11,875,958	1,186,298,871
William Clay Ford, Jr.	4,783,472,756	52,575,926	9,820,454	1,186,298,871
James H. Hance, Jr.	4,746,733,974	78,744,748	20,389,094	1,186,298,871
William W. Helman IV	4,788,216,805	38,149,998	19,502,526	1,186,298,871
Jon M. Huntsman, Jr.	4,767,475,343	60,896,584	17,497,568	1,186,298,871
William E. Kennard	4,771,126,654	56,473,419	18,269,421	1,186,298,871
John C. Lechleiter	4,680,094,733	146,648,216	19,126,381	1,186,298,871
Ellen R. Marram	4,758,038,276	71,618,164	16,211,285	1,186,298,871
Gerald L. Shaheen	4,785,248,882	40,779,500	19,841,112	1,186,298,871
John L. Thornton	4,758,615,476	68,139,713	19,114,140	1,186,298,871

Proposal Two: Ratification of the Selection of the Independent Registered Public Accounting Firm. A proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm to perform an independent audit of the Company's consolidated financial statements and internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board for 2016 was adopted with the votes shown:

For	Against	Abstained	Broker Non-Votes
5,947,367,257	63,156,973	21,643,971	—

Proposal Three: Relating to an Advisory Vote by Shareholders to Approve the Compensation of the Named Executives. A proposal relating to a shareholder advisory vote to approve the compensation of the Named Executives was approved with the votes shown:

For	Against	Abstained	Broker Non-Votes
4,671,426,928	144,750,622	29,688,285	1,186,298,871

Proposal Four: Relating to Approval of the Tax Benefit Preservation Plan. A proposal relating to the approval of the Tax Benefit Preservation Plan was approved with the votes shown:

For	Against	Abstained	Broker Non-Votes
4,589,912,240	234,224,405	21,730,603	1,186,298,871

Proposal Five: Relating to Consideration of a Recapitalization Plan to Provide that All of the Company's Outstanding Stock Have One Vote Per Share. A proposal relating to consideration of a recapitalization plan to provide that all of the Company's outstanding stock have one vote per share was rejected with the votes shown:

For	Against	Abstained	Broker Non-Votes
1,790,936,234	3,025,810,819	29,120,848	1,186,298,871

Proposal Six: Relating to Permitting Holders of 10% of Common Stock to Call Special Shareholder Meetings. A proposal relating to allowing holders of 10% of outstanding Common Stock to call special shareholder meetings was rejected with the votes shown:

For	Against	Abstained	Broker Non-Votes
1,056,651,942	3,761,109,639	28,106,759	1,186,298,871

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: May 17, 2016	By:	/s/ Jerome F. Zaremba
Jerome F. Zaremba,
Assistant Secretary